UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 31, 2012

INFORMATICA CORPORATION

(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Cardinal Way

Redwood City, California 94063

(Address of principal executive offices)

(650) 385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of 2009 Equity Incentive Plan

On May 31, 2012, Informatica Corporation held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on and approved an amendment to Informatica’s 2009 Equity Incentive Plan (the “2009 Plan”) to increase the number of shares of Informatica’s common stock reserved for issuance thereunder by 5,000,000 shares. The terms and conditions of the 2009 Plan are described in Informatica’s Proxy Statement dated April 17, 2012.

A copy of the amended 2009 Plan will be filed as an exhibit to Informatica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders voted on the following matters:

Proposal One – Election of Directors. The following nominees were elected as Class III directors for a term of three years or until their respective successors have been duly elected and qualified.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sohaib Abbasi	90,740,212	5,290,313	17,768	4,848,423
Geoffrey W. Squire	92,458,724	3,571,353	18,216	4,848,423

Informatica’s Board of Directors is comprised of nine members who are divided into three classes with overlapping three-year terms. The term of Informatica’s Class I directors, Mark Garrett, Gerald Held and Charles J. Robel, will expire at the 2013 annual meeting of stockholders. The term of Informatica’s Class II directors, Mark A. Bertelsen, A. Brooke Seawell and Godfrey R. Sullivan, will expire at the 2014 annual meeting of stockholders.

Proposal Two – Amendment to 2009 Equity Incentive Plan. The amendment to the 2009 Plan to increase the number of shares of Informatica’s common stock reserved for issuance thereunder by 5,000,000 shares was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
78,195,369	17,842,222	10,702	4,848,423

Proposal Three – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as Informatica’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified.

FOR	AGAINST	ABSTAIN
99,282,518	1,550,174	64,024

Proposal Four – Advisory Vote on Executive Compensation. The stockholders cast their votes with respect to the advisory vote on Informatica’s executive compensation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,013,265	4,012,694	22,334	4,848,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 5, 2012		INFORMATICA CORPORATION

	By:	/s/ EARL E. FRY
Earl E. Fry Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support